Exhibit 1.1

40,000,000 Shares

GENERAL MOTORS COMPANY

Common Stock, Par Value $0.01 per Share

Underwriting Agreement

February 27, 2018

Citigroup Global Markets Inc.

Barclays Capital Inc.

As Representatives of the several Underwriters

named in Schedule III hereto

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

I.

UAW Retiree Medical Benefits Trust, a Michigan trust established as a voluntary employees’ beneficiary association (the “Selling Shareholder”), proposes to sell to the several underwriters named in Schedule III hereto (collectively, the “Underwriters”), for whom Citigroup Global Markets Inc. and Barclays Capital Inc. are acting as representatives (collectively, the “Representatives”), an aggregate of 40,000,000 shares (the “Shares”) of common stock, par value $0.01 per share (the “Common Stock”), of General Motors Company, a Delaware corporation (the “Company”). To the extent there are no additional Underwriters listed in Schedule III hereto, all references to the Representatives and the Underwriters shall refer just to you.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, (File No. 333-215924) on Form S-3, relating to certain securities of the Company (the “Shelf Securities”), including the Shares. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (together with the rules and regulations of the Commission promulgated thereunder, the “Securities Act”), is hereinafter referred to as the “Registration Statement,” and the related prospectus covering the Shelf Securities dated February 7, 2017 in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Shares in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus,” and the term “Preliminary Prospectus” means any preliminary form of the Prospectus (including any preliminary prospectus supplement and the Basic Prospectus attached thereto) filed with the Commission pursuant to Rule 424(b) under the Securities Act.

The term “Permitted Free Writing Prospectus” as used herein means the documents identified as such in Schedule II hereto and any other “free writing prospectus” (as defined in Rule 405 under the Securities Act) that the Representatives and the Company shall hereafter agree in writing to treat as part of the Disclosure Package. The term “Disclosure Package” as used herein means the Preliminary Prospectus dated February 27, 2018 together with the Permitted Free Writing Prospectuses, if any, and the pricing information set forth in Schedule I hereto. “Initial Sale Time” shall mean 5:30 p.m. New York City Time on the date of this Agreement. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “Preliminary Prospectus,” “Disclosure Package” and “Prospectus” shall include the documents, if any, incorporated by reference therein as of the date hereof. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Preliminary Prospectus, the Disclosure Package or the Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

II.

The Selling Shareholder hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Selling Shareholder at $39.71 per share (the “Purchase Price”) the number of Shares set forth in Schedule III hereto opposite the name of such Underwriter.

III.

The Company and the Selling Shareholder are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Shares as soon as practicable after this Agreement is entered into as in the Representatives’ judgment is advisable upon the basis of the terms and conditions set forth in this Agreement and the Disclosure Package and to be set forth in the Prospectus.

Subject to (and contemporaneously with) the consummation of the sale of the Shares by the Selling Shareholder to the several Underwriters in compliance with the terms of this Agreement, each Underwriter agrees, severally and not jointly, to sell to the Company, and the Company agrees to purchase from the respective Underwriter, the number of Shares set forth in Schedule III hereto opposite the name of such Underwriter (the “Repurchased Shares”) at a price per share equal to the Purchase Price (the purchase by the Company of such Shares from the Underwriters being referred to as the “Share Repurchase”).

IV.

Payment by the several Underwriters for the Shares shall be made by wire transfer of immediately available funds to the account specified by the Selling Shareholder to the Representatives on the Closing Date (as defined below), in each case, against delivery of the Shares for the respective accounts of the several Underwriters at 10:00 A.M. (New York City time) on March 2, 2018, or such later time not later than March 9, 2018, as shall be designated by the Representatives (the “Closing Date”). The Shares shall be registered in such names and in such amounts as the Representatives shall request in writing not less than two (2) full business days prior to the Closing Date. The Shares shall be delivered to the Representatives on the Closing Date for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the purchase price therefor.

Subject to (and contemporaneously with) the consummation of the sale of the Shares by the Selling Shareholder to the several Underwriters in compliance with the terms of this Agreement, on the Closing Date, payment by the Company for the Repurchased Shares shall be made by wire transfer of immediately available funds to the accounts specified by the Representatives to the Company, in each case, against delivery of such Repurchased Shares for the account of the Company. Subject to (and contemporaneously with) the consummation of the sale of the Shares by the Selling Shareholder to the several Underwriters in compliance with the terms of this Agreement, on the Closing Date, the Repurchased Shares shall be delivered to the Company for the account of the Company, with any transfer taxes payable in connection with the transfer of the Repurchased Shares to the Company duly paid by the Selling Shareholder, against payment of the purchase price therefor.

V.

The several obligations of the Underwriters hereunder are subject to the following conditions:

(a) (i) No stop order suspending the effectiveness of the Registration Statement in the United States shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission; (ii) there shall have been no material adverse change (not in the ordinary course of business) or any material development involving a prospective material adverse change (not in the ordinary course of business) in the financial condition of the Company and its subsidiaries, taken as a whole, in each case, from that set forth in the Registration Statement, the Disclosure Package and the Prospectus; (iii) the representations and warranties of the Company and the Selling Shareholder in this Agreement that are subject to any limitation as to “materiality” or “material adverse effect” shall be true and correct in all respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the representations and warranties of the Company and the Selling Shareholder in this Agreement that are not subject to any limitation as to “materiality” or “material adverse effect” shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date; and (iv) the Representatives shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer, including without limitation the Treasurer or Assistant Treasurer of the Company (acting on behalf of the Company and without personal liability), to the foregoing effect. The officer making such certificate may rely upon the best of his knowledge as to proceedings threatened or prospective changes.

(b) If the Company has rated debt outstanding, subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the debt securities of the Company by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act. For the avoidance of doubt, any undrawn balance under the Second Amended and Restated 3-Year Revolving Credit Agreement, dated as of May 26, 2016, among the Company, General Motors Financial Company, Inc., GM Europe Treasury Company AB, General Motors do Brasil Ltda., the other subsidiary borrowers from time to time parties thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Citibank, N.A., as syndication agent and the Second Amended and Restated 5-Year Revolving Credit Agreement, dated as of May 26, 2016, among the Company, General Motors Financial Company, Inc., General Motors do Brasil Ltda., the other subsidiary borrowers from time to time parties thereto, the several lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Citibank, N.A., as syndication agent, shall not be considered outstanding debt for purposes of this clause (b).

(c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal or state governmental or regulatory authority that would, as of the Closing Date, prevent the sale of the Shares by the Selling Shareholder in the United States; and no injunction or order of any federal or state court shall have been issued that would, as of the Closing Date, prevent the sale of the Shares by the Selling Shareholder in the United States.

(d) The Representatives and the Selling Shareholder shall have received on the Closing Date an opinion of an attorney on the Legal Staff of the Company, dated the Closing Date, to the effect set forth in Exhibit A-1.

(e) The Representatives and the Selling Shareholder shall have received on the Closing Date (i) an opinion of counsel to the Company, dated the Closing Date, to the effect set forth in Exhibit A-2 and (ii) a Rule 10b-5 statement of counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A-3.

(f) The Representatives shall have received on the Closing Date (i) an opinion of the General Counsel of UAW Retiree Medical Benefits Trust dated the Closing Date, to the effect set forth in Exhibit A-4, and (ii) an opinion of counsel to UAW Retiree Medical Benefits Trust dated the Closing Date, to the effect set forth in Exhibit A-5.

(g) The Representatives shall have received on the Closing Date (i) an opinion of counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit B-1, and (ii) a Rule 10b-5 statement of counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit B-2.

(h) The Representatives and the Selling Shareholder shall have received on each of the date hereof and the Closing Date customary “comfort letters,” dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives and the Selling Shareholder, from Deloitte & Touche LLP.

(i) The Representatives shall have received a “lock-up” agreement, substantially in the form of Exhibit C-1, executed by the Selling Shareholder, relating to sales and certain other dispositions of shares of Common Stock or certain other securities of the Company, which agreement shall be in full force and effect on the Closing Date.

(j) The Shares shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange (the “NYSE”), and evidence thereof shall have been provided to the Representatives.

VI.

In further consideration of the agreements of the Underwriters contained in this Agreement, the Company covenants as follows:

(a) To furnish the Representatives and the Selling Shareholder, upon written request, without charge, a copy of the Disclosure Package and the Registration Statement including exhibits and materials, if any, incorporated by reference therein and, during the period beginning with the Initial Sale Time (and, in the case of the Prospectus, prior to 10:00 A.M. New York City time on the business day next succeeding the date of this Agreement) and ending on the later of the Closing Date, or such date as the Prospectus is no longer required by the Securities Act to be delivered in connection with the initial offering or sale of the Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172) (the “Prospectus Delivery Period”), as many copies of the Disclosure Package, the Prospectus, any Permitted Free Writing Prospectuses, any documents incorporated by reference therein and any supplements and amendments thereto, as applicable, in all cases as the Representatives and the Selling Shareholder may reasonably request.

(b) During the Prospectus Delivery Period, (x) before amending or supplementing the Registration Statement, the Disclosure Package or the Prospectus with respect to the Shares (including by way of filing with the Commission any documents incorporated by reference therein), to furnish the Representatives and the Selling Shareholder a copy of each such proposed amendment or supplement and (y) to notify the Representatives and the Selling Shareholder as promptly as practicable of the filing with the Commission of any such amendment or supplement to the Registration Statement, the Disclosure Package or the Prospectus.

(c) To furnish to the Representatives and the Selling Shareholder, upon written request, copies of each amendment and supplement to the Registration Statement, the Disclosure Package or the Prospectus (including by way of filing with the Commission any documents incorporated by reference therein), in such quantities as the Representatives and the Selling Shareholder may from time to time reasonably request; and if during the Prospectus Delivery Period, either (i) any event shall have occurred as a result of which the Registration Statement, the Disclosure Package or the Prospectus, in each case as then so amended or supplemented would, as determined by the Company, include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) for any other reason, as determined by the Company, it shall be necessary to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, in each case as then so amended or supplemented, or to file under the Exchange Act any document incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, as the case may be, in order to comply with the Securities Act or the Exchange Act, the Company will (A) notify the Underwriters to suspend offers and sales of the Shares and if notified by the Company, the Underwriters shall forthwith suspend such solicitation and cease using the Registration Statement, the Disclosure Package or the Prospectus, as the case may be and in each case as then amended or supplemented, and (B) promptly prepare and file with the Commission such document incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, as the case may be, or promptly prepare an amendment or supplement to such Registration Statement, Disclosure Package or Prospectus, as applicable, which will correct such statement or omission or effect such compliance, and will provide to the Underwriters without charge a reasonable number of copies thereof as requested by the Underwriters, which the Underwriters shall use thereafter.

(d) To furnish to the Representatives and the Selling Shareholder a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.

(e) To use its reasonable best efforts to cooperate with the Underwriters and their counsel in connection with the qualification or registration of the Shares for offer and sale under the securities or “Blue Sky” laws of such jurisdictions as the Representatives may reasonably request and to maintain such qualification in effect for as long as may be necessary to complete the sale of the Shares pursuant to this Agreement; provided, however, that in connection therewith neither the Company nor the Selling Shareholder shall be required to qualify as a foreign corporation to do business, or to file a general consent to service of process, in any jurisdiction, or to take any other action that would subject it to general service of process or to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f) To use its reasonable efforts, in cooperation with the Representatives, to cause the Shares to maintain their listing on the NYSE and shall furnish any and all documents, instruments, information and undertakings that may be necessary or advisable in order to maintain such listings.

(g) The Company will as promptly as practicable notify the Representatives and the Selling Shareholder of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Disclosure Package or the Prospectus or having the effect of ceasing or suspending trading in the Shares or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act or the receipt by the Company of any notice with respect to any suspension of the qualification or distribution of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Disclosure Package or the Prospectus or suspending any such qualification or distribution of the Shares, or having the effect of ceasing or suspending trading in the Shares, and, if any such order is issued, will use its reasonable best efforts as soon as practicable to obtain the withdrawal thereof.

(h) The Company, during the Prospectus Delivery Period, will file timely (giving effect to any grace periods or extensions available under applicable Commission regulations) all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

(i) The Company will (i) in respect of the Shares, promptly within the time periods specified therein, effect the filings required of it pursuant to Rule 424 and/or Rule 433 under the Securities Act, and (ii) take such steps as it deems necessary to ascertain promptly whether any Permitted Free Writing Prospectus transmitted for filing under Rule 433 of the Securities Act was received for filing by the Commission and, in the event that such Permitted Free Writing Prospectus was not so received, it will promptly file the relevant Permitted Free Writing Prospectus.

(j) For a period of thirty (30) days after the date of the Prospectus, without the prior written consent of the Representatives on behalf of the Underwriters, the Company will not: (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that notwithstanding the foregoing, the Company may: (A) issue and/or sell shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or grant equity-based awards (including options, restricted stock awards, restricted stock units, salary stock units and/or performance stock units) pursuant to the terms of any agreement or pursuant to any employee stock option plan, employee stock incentive plan or employee stock ownership plan of the Company, in each case, in effect at the Initial Sale Time or specifically described in the Registration Statement, the Prospectus or the Disclosure Package; (B) issue shares of Common Stock upon the conversion, exercise, exchange or settlement of any securities or equity-based awards that are convertible into, exercisable or exchangeable for, or which may be settled for, shares of Common Stock (including warrants, options, restricted stock awards, restricted stock units, salary stock units and/or performance stock units) and that are outstanding at the Initial Sale Time or specifically described in the Registration Statement, the Prospectus or the Disclosure Package; (C) issue shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock in connection with transfers to dividend reinvestment plans or to employee benefit plans, in each case, in effect at the Initial Sale Time; (D) issue shares of Common Stock to existing holders of such stock for purposes of effecting a stock dividend or stock split; (E) issue or enter into any agreement to issue shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock as consideration or partial consideration for any bona fide merger, acquisition, business combination or other strategic or commercial transaction or relationship; provided that the shares of Common Stock, options, warrants or other convertible or exchangeable securities relating to Common Stock so issued or so agreed to be issued shall not have a fair market value (as reasonably determined by the Company after consultation with the Representatives), at the time of the earlier of the issuance of such securities or the execution of the agreement to issue such securities, in an amount greater than $5 billion, and further provided that the Representatives shall have received, prior to any such issuance, an executed “lock-up” agreement, substantially in the form of Exhibit C hereto, for the balance of the lock-up period from each recipient of such securities issued pursuant to this clause (E) (except that the reference to “90 days” in the second paragraph of Exhibit C shall be changed to “30 days” in such “lock-up” agreement to be executed by such recipient); and (F) file a registration statement on Form S-4 and/or Form S-8 (or any successor form) in connection with any of the foregoing.

VII.

(a) Each of the Underwriters, severally and not jointly, represents and warrants to, and agrees with, the Company and the Selling Shareholder that:

(i) in relation to each Member State of the European Economic Area (each, a “Relevant Member State”), it has not made and will not make an offer of Shares to the public in that Relevant Member State other than (A) to any legal entity which is a qualified investor as defined in the Prospectus Directive; (B) to fewer than 150 natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the Representatives; or (C) in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of Shares shall require the Company or any Underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive. For the purpose of this provision, (x) the expression “an offer to the public” in relation to any Shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Shares to be offered so as to enable an investor to decide to purchase or subscribe the Shares, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State and (y) the expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including by Directive 2010/73/EU), and includes any relevant implementing measure in the Relevant Member State;

(ii) (A) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Shares in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (B) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any Shares in, from or otherwise involving the United Kingdom;

(iii) (A) it has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any Shares other than (i) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance, or (ii) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer or invitation to the public within the meaning of that Ordinance; and (B) it has not issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the Shares, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Securities which are or are intended to be disposed of only to persons outside Hong Kong or only to ‘‘professional investors’’ as defined in the Securities and Futures Ordinance and any rules made under that Ordinance;

(iv) the Shares have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the “Financial Instruments and Exchange Law”) and each Underwriter has agreed that it will not offer or sell any Shares, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

(v) the Prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, the Prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Shares may not be circulated or distributed, nor may the Shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (A) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (B) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA, or (C) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA. Where the Shares are subscribed or purchased under Section 275 by a relevant person which is: (y) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (z) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for 6 months after that corporation or that trust has acquired the Shares under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

(b) Each of the Underwriters, severally and not jointly, represents and warrants to, and agrees with, the Company and the Selling Shareholder that:

(i) it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus (other than a free writing prospectus which (A) is a Permitted Free Writing Prospectus or (B) consists of the electronic road show slides and accompanying audio recording, if any), without the prior written consent of the Company, and any free writing prospectus or Permitted Free Writing Prospectus prepared by or on behalf of such Underwriter will only be used by such Underwriter if it complies in all material respects with the requirements of the Securities Act;

(ii) (A) it is aware that, other than registering and qualifying the Shares under the Securities Act and complying with any applicable U.S. state securities or “Blue Sky” laws, no action has been or will be taken by the Company that would permit the offer or sale of the Shares or possession or distribution of the Preliminary Prospectus, the Disclosure Package or the Prospectus, or any other offering material relating to the Shares, in any jurisdiction where action for that purpose is required and (B) accordingly, it will observe all applicable laws and regulations in each jurisdiction in or from which it may directly or indirectly acquire, offer, sell or deliver Shares or have in its possession or distribute the Preliminary Prospectus, the Disclosure Package or the Prospectus or any other offering material relating to the Shares, and it will obtain any consent, approval or permission required by it for the purchase, offer or sale by it of Shares under the laws and regulations in force in any such jurisdiction to which it is subject or in which it makes such purchase, offer or sale;

(iii) none of the Company or the Selling Shareholder shall have any responsibility for determining what compliance is necessary by the Underwriters or for the Underwriters obtaining such consents, approvals or permissions, and no Underwriter shall have any responsibility for determining what compliance is necessary by any other Underwriter or for any other Underwriter obtaining such consents, approvals or permissions;

(iv) it will take no action that will impose any obligations on the Company, the Selling Shareholder or the other Underwriters;

(v) without the Company’s consent, the Underwriters are not authorized to give any information or to make any representation not contained in the Preliminary Prospectus, the Disclosure Package or the Prospectus or any documents specifically referred to therein or in any free writing prospectus which (A) is a Permitted Free Writing Prospectus or (B) consists of the electronic road show slides and accompanying audio recording, if any, in connection with the offer and sale of the Shares; and

(vi) it will not enter into a contract of sale with any prospective purchaser of the Shares (other than the Company with respect to the Repurchased Shares) until the Disclosure Package has been conveyed to the prospective purchaser.

VIII.

The Company represents and warrants to each of the several Underwriters and the Selling Shareholder that:

(a) Each part of the Registration Statement, when such part became effective, did not contain, and each part, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(b) The Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) The Preliminary Prospectus does not contain and the Prospectus, in the form used by the Underwriters to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) At the Initial Sale Time, the Disclosure Package did not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date, the Disclosure Package, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e) Each Permitted Free Writing Prospectus, if any, when considered together with the Disclosure Package, and any Additional Written Offering Communication (as defined below), when taken together with the Disclosure Package, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) No Issuer Free Writing Prospectus (as defined in Rule 433 under the Securities Act), as supplemented and amended by and taken together with the Disclosure Package, conflicts in any material respect with the information contained in the Registration Statement and the Prospectus. Each Issuer Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the Securities Act.

(g) As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and as of the Closing Date will comply in all material respects with the Securities Act.

(h) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder.

(i) Except for (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the Permitted Free Writing Prospectuses identified in Schedule II hereto and (v) the electronic road show slides and accompanying audio recording, if any, furnished to you before first use (any such slides or audio recording, “Additional Written Offering Communication”), the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities.

Notwithstanding anything to the contrary in this Agreement, the representations and warranties set forth in the foregoing clauses (a)-(i) shall not apply to statements in or omissions from the Registration Statement, the Disclosure Package, the Prospectus or any Permitted Free Writing Prospectus (or any amendment or supplement to any of the foregoing) (i) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by any Underwriter expressly for use therein, or (ii) any information contained in any free writing prospectus prepared by any Underwriter(s), except to the extent such information has been accurately extracted from the Registration Statement, the Disclosure Package or the Prospectus or any Permitted Free Writing Prospectus prepared by the Company, or otherwise provided in writing by the Company and included in such free writing prospectus prepared by or on behalf of any Underwriter(s).

(j) The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods covered thereby, except as may be expressly stated therein; and any supporting schedules included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus present fairly in all material respects the information required to be stated therein.

(k) Except in each case as otherwise disclosed or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, (i) there has not been any material change in the capital stock of the Company (other than the exercise of warrants described in the Registration Statement, the Disclosure Package or the Prospectus or the grant and/or exercise of options or other equity-based awards under existing equity incentive plans described in the Registration Statement, the Disclosure Package or the Prospectus), or long-term debt of the Company or any of the subsidiaries of the Company listed on Schedule IV hereto (the “Subsidiaries”), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock (other than regular quarterly dividends on the Company’s common stock), or any material adverse change in or affecting the business, properties, management, financial position or results of operations of the Company and its subsidiaries, taken as a whole; (ii) neither the Company nor any of its Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries, taken as a whole; and (iii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(l) All pending or, to the knowledge of the Company, threatened legal or governmental proceedings to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject and that are required by the Securities Act to be disclosed in the Registration Statement, the Disclosure Package or the Prospectus have been accurately described or incorporated by reference therein in all material respects. There are no material regulations, contracts or other documents that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits to the Company’s reports incorporated by reference therein filed by the Company with the Commission pursuant to the Exchange Act that are not described or incorporated by reference or filed as required. No litigation or proceeding is pending, or, to the knowledge of the Company, threatened to restrain or enjoin the delivery of the Shares by the Selling Shareholder, or which in any way affects the validity of the Shares.

(m) The Company has filed the Registration Statement with the Commission, and such Registration Statement has become effective under the Securities Act. The Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement. The Company is not an “ineligible issuer,” as defined under the Securities Act, at the times specified in the Securities Act in connection with the offering of the Shares. No stop order suspending the effectiveness of the Registration Statement in the United States is in effect, and no proceedings for such purpose are pending before, or, to the knowledge of the Company, threatened by, the Commission.

(n) Neither the Company nor any of its Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Subsidiaries are subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement (including the Share Repurchase) or to consummate the transactions contemplated by the Disclosure Package or the Prospectus.

(o) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement (including the Share Repurchase), do not and will not contravene or violate any provision of applicable law or the certificate of incorporation or by-laws of the Company or any indenture, mortgage or other agreement or instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary.

(p) No material authorization, consent or approval of, or registration or filing with, any governmental or public body or regulatory authority in the United States is required on the part of the Company for the sale of the Shares by the Selling Shareholder in accordance with this Agreement or the performance by the Company of its obligations under this Agreement

(including the Share Repurchase) other than (i) the registration of the Shares under the Securities Act, (ii) compliance with the securities or “Blue Sky” laws of various jurisdictions, (iii) those required by the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the NYSE, or (iv) those that have already been obtained.

(q) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(r) The Company has full power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement; and all action required to be taken for the due and proper authorization, execution and delivery of this Agreement (and the consummation of the transactions contemplated thereby) has been duly and validly taken.

(s) The authorized and outstanding capitalization of the Company conforms in all material respects to the description thereof set forth in each of the Registration Statement, the Disclosure Package and the Prospectus.

(t) The Shares, and all other outstanding shares of capital stock of the Company, have been duly authorized; all outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable and conform to the descriptions thereof in the Registration Statement, the Disclosure Package and the Prospectus; except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus, the sale of the Shares is not subject to any preemptive or similar rights, and there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each Subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares and except as otherwise described in the Registration Statement, the Disclosure Package and the Prospectus) and are so owned free and clear of any lien, charge, encumbrance or security interest, except for such liens, charges, encumbrances or security interests that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(u) Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no person has the right to require the Company or any of its Subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the sale of the Shares by the Selling Shareholder.

(v) The Company has not (i) used any free writing prospectus in connection with the offer or sale of the Shares other than a Permitted Free Writing Prospectus or (ii) used a Permitted Free Writing Prospectus except in compliance with Rule 433 under the Securities Act and otherwise in compliance with the Securities Act.

(w) The Company and its Subsidiaries own, license or otherwise possess, or can acquire on reasonable terms, adequate rights to use all material patents, patent rights, inventions, copyrights, trade secrets, trademarks, service marks and trade names currently employed by them in connection with the business now operated by them as described in the Registration Statement, the Disclosure Package and the Prospectus, except as such would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, which, if determined adversely to the Company or its Subsidiaries, would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(x) Except for matters that are described in the Registration Statement, the Disclosure Package and the Prospectus or that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, no labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent.

(y) Except as would not give rise to any material liabilities under Environmental Laws (as defined below), the Company represents to the best of its knowledge and belief that: (i) the Company and its Subsidiaries are in material compliance with all applicable federal, state, local and foreign laws, rules and regulations relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, or Release of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its Subsidiaries are in material compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) the Company and its Subsidiaries have not received notice of any liability under or relating to violation of, any Environmental Laws, including for the investigation or remediation of any Release of Hazardous Materials, (iv) there are no proceedings that are pending against the Company or any of its Subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings in which it is reasonably believed that no monetary sanctions in excess of $100,000 will be imposed, (v) the Company and its Subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws, including the Release of Hazardous Materials, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, taken as a whole, and (vi) none of the Company and its Subsidiaries anticipates material capital expenditures relating to any Environmental Laws. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment.

(z) Except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus or as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole: (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to ERISA, for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (other than a “multiemployer plan” within the meaning of Section 3(37) of ERISA) (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any funding variance pursuant to Section 412(c) of the Code or Section 302(c) of ERISA) and is reasonably expected to be satisfied in the future (without taking into account any funding variance pursuant to Section 412(c) of the Code or Section 302(c) of ERISA); (iv) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur with respect to a Plan covered by Title IV of ERISA; (v) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA with respect to the termination of, or withdrawal from, a Plan (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA); (vi) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that could reasonably be expected to result in material liability to the Company and its subsidiaries, taken as a whole; and (vii) there has not been and is not reasonably likely to be a material increase in the aggregate amount of contributions required to be made to all Plans by the Company and its subsidiaries in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries’ most recently completed fiscal year.

(aa) Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus: (i) the Company maintains a system of “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) of the Exchange Act) that complies in all material respects with the requirements of the Exchange Act and has been designed to provide reasonable assurance that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure; and (ii) the Company has carried out an evaluation of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies in all material respects with the requirements of the Exchange Act and has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with United States generally accepted accounting principles and include policies and procedures that: (A) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions of and dispositions of the assets of the Company; (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of the consolidated financial statements of the Company and its subsidiaries in accordance with United States generally accepted accounting principles, and that the receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (C) provide reasonable assurance regarding the prevention or timely detection of unauthorized acquisition, use, or disposition of assets that could have a material effect on the consolidated financial statements of the Company and its subsidiaries. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company is not aware of any material weaknesses in the Company’s internal control over financial reporting. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (X) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that have materially adversely affected or are reasonably likely to materially adversely affect the Company’s ability to record, process, summarize and report financial information; and (Y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(bb) The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(cc) Except for matters that would not, either individually or collectively, materially adversely affect the Company’s results of operations and financial condition: (A) neither the Company nor any of its subsidiaries, nor to the Company’s knowledge, any director, officer, affiliate, agent, employee or representative acting on behalf of the Company or any of its subsidiaries, has violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), and the rules and regulations thereunder, including, without limitation, by making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization or approval of the payment or giving of any money, property, gifts or anything else of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or party official or any candidate for foreign political office in contravention of the FCPA; and (B) the Company and its subsidiaries have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures reasonably designed to promote and achieve compliance therewith.

(dd) The operations of the Company and its subsidiaries are and have been conducted in compliance in all material respects with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ee) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or of any of its subsidiaries is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is, the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce, the United Nations Security Council, the European Union, a member state of the European Union (including sanctions administered or enforced by Her Majesty’s Treasury of the United Kingdom) or other relevant sanctions authority (collectively, “Sanctions”).

(ff) Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(gg) The Company is not, and after giving effect to the Share Repurchase as contemplated herein will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(hh) The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(ii) The Company is acquiring the Repurchased Shares for investment purposes.

The representations, warranties and covenants of the Company set forth in this Agreement shall survive the execution and delivery of this Agreement and the sale of the Shares by the Selling Shareholder. The Company acknowledges that the Underwriters, the Selling Shareholder and, for purposes of the opinions to be delivered to the Underwriters pursuant to Article V hereof, counsel for the Company, counsel for the Selling Shareholder and counsel for the Underwriters, will rely upon the accuracy and truth of the representations contained in this Agreement and hereby consents to such reliance.

IX.

The Selling Shareholder represents to each of the several Underwriters and to the Company that:

(a) the Selling Shareholder now has a security entitlement (within the meaning of Section 8-102(a)(17) of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to the Shares, free and clear of any action that may be asserted based on an adverse claim with respect to such security entitlement, and assuming that each Underwriter acquires its interest in the Shares it has purchased from such Selling Shareholder without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), upon the crediting of such Shares to the securities account of such Underwriter maintained with the Depository Trust Company and payment therefor by such Underwriter, as provided herein, such Underwriter will have acquired a security entitlement to such Shares, and no action based on any adverse claim may be asserted against such Underwriter with respect to such security entitlement;

(b) the Selling Shareholder is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Code or (3) an entity deemed to hold “plan assets” of any such plan or account, and hereby represents and warrants, solely for purposes of assisting each Underwriter in relying on the exception from fiduciary status under U.S. Department of Labor Regulations set forth in Section 29 CFR 2510.3-21(c)(1), that a fiduciary acting on its behalf is causing the Selling Shareholder to enter into this Agreement and the transactions contemplated hereby and that such fiduciary:

(i) Is an entity specified in Section 29 CFR 2510.3-21(c)(1)(i)(A)-(E);

(ii) Is independent (for purposes of Section 29 CFR 2510.3-21(c)(1)) of each Underwriter;

(iii) Is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies, including the Selling Shareholder’s transactions with each Underwriter hereunder;

(iv) Has been advised that, with respect to each Underwriter, neither the Underwriter nor any of its respective affiliates has undertaken or will undertake to provide impartial investment advice, or has given or will give advice in a fiduciary capacity, in connection with the Selling Shareholder’s transactions with the Underwriter contemplated hereby;

(v) Is a “fiduciary” under Section 3(21)(a) of ERISA or Section 4975(e)(3) of the Code, or both, as applicable, with respect to, and is responsible for exercising independent judgment in evaluating, the Selling Shareholder’s transactions with each Underwriter contemplated hereby; and

(vi) Understands and acknowledges the existence and nature of the underwriting discounts, commissions and fees, and any other related fees, compensation arrangements or financial interests, described in the Registration Statement, the Prospectus or the Disclosure Package; and understands, acknowledges and agrees that no such fee or other compensation is a fee or other compensation for the provision of investment advice, and that none of the Underwriters nor any of their respective affiliates, nor any of their respective directors, officers, members, partners, employees, principals or agents has received or will receive a fee or other compensation from the Selling Shareholder or such fiduciary for the provision of investment advice (rather than other services) in connection with the Selling Shareholder’s transactions with each Underwriter contemplated hereby.

(c) the Selling Shareholder has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder; and

(d) no consent, approval or waiver that has not heretofore been obtained is required under any instrument or agreement to which the Selling Shareholder is a party or by which the Selling Shareholder is bound in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by the Selling Shareholder under this Agreement or the consummation by the Selling Shareholder of any of the other transactions contemplated hereby.

X.

Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will be responsible for, and will pay or cause to be paid, all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses of the Company in connection with the preparation and filing of the

Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Shares (within the time required by Rule 456(b)(1), as applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or World Sky memorandum in connection with the offer and sale of the Shares under state securities laws, securities laws of foreign jurisdictions and all reasonable expenses in connection with the qualification of the Shares for offer and sale under state securities laws and any applicable foreign jurisdictions, including filing fees and the reasonably incurred fees and disbursements of outside counsel for the Underwriters in an amount not to exceed $10,000 in the aggregate in connection with such qualification and in connection with the Blue Sky or World Sky memorandum, (iv) [RESERVED], (v) all costs and expenses incident to maintaining the listing of the Shares on the NYSE, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations or any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show or the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost attributable to representatives and officers of the Company and any such consultants of any shared transportation in connection with the road show; and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Article. It is understood, however, that except as provided in this Article X, Article XI and Article XVII, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares (other than the Repurchased Shares) by them and any advertising expenses connected with any offers they may make. For the avoidance of doubt, the provisions of this Article X shall not supersede or otherwise affect any provision of that certain Equity Registration Rights Agreement, dated as of October 15, 2009 (as amended or supplemented), by and among the Company, the United States Department of the Treasury, 7176384 Canada Inc., the UAW Retiree Medical Benefits Trust, Motors Liquidation Company and, for limited purposes, General Motors LLC (the “Equity Registration Rights Agreement”) relating to the allocation of expenses between the Company and the Selling Shareholder.

XI.

The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, each person, if any, who “controls” (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such Underwriter and each of such Underwriter’s and such person’s officers and directors against any and all losses, liabilities, costs or claims (or actions in respect thereof) to which any of them may become subject (including all reasonable costs of investigating, disputing or defending any such claim or action), insofar as such losses, liabilities, costs or claims (or actions in respect thereof) arise out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Disclosure Package (or any part thereof) or any amendment or supplement thereto, any Permitted Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company, any Additional Written Offering Communication or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company shall not be liable for any such loss, liability, cost, action or claim arising from any statements or omissions made in reliance on and in conformity with written information provided by an Underwriter to the Company or its representatives expressly for use in the Registration Statement, the Disclosure Package (or any part thereof) or any amendment or supplement thereto, any Permitted Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company, any Additional Written Offering Communication or the Prospectus or any amendment or supplement thereto.

Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, its affiliates, each person, if any, who “controls” (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, and the Company’s and such person’s officers and directors from and against any and all losses, liabilities, costs or claims (or actions in respect thereof) to which any of them may become subject (including all reasonable costs of investigating, disputing or defending any such claim or action), insofar as such losses, liabilities, costs or claims (or actions in respect thereof) arise out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Disclosure Package (or any part thereof) or any amendment or supplement thereto, any Permitted Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company, any Additional Written Offering Communication or the Prospectus or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made, not misleading, in each case as to the Registration Statement, the Disclosure Package (or any part thereof) or any amendment or supplement thereto, any Permitted Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company, any Additional Written Offering Communication or the Prospectus or any amendment or supplement thereto, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission (x) was made in reliance on and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement, the Disclosure Package (or any part thereof) or any amendment or supplement thereto, any Permitted Free Writing Prospectus prepared by or on behalf of, used by, or referred to by the Company, any Additional Written Offering Communication or the Prospectus or any amendment or supplement thereto, or (y) is contained in any free writing prospectus that is not a Permitted Free Writing Prospectus prepared by or on behalf of the Underwriter (except to the extent such information has been accurately extracted from the Prospectus, any Permitted Free Writing Prospectus prepared by or on behalf of the Company or any Additional Written Offering Communication). It is understood and agreed that for purposes of this Agreement, the only information expressly furnished to the Company by the Underwriters for use in the Registration Statement, the Disclosure Package (or any part thereof), the Prospectus or any Permitted Free Writing Prospectus (or any amendment or supplement to any of the foregoing) consists of (i) the names of the Underwriters set forth on the front cover of the Prospectus and the Preliminary Prospectus; (ii) the names of the Underwriters and number of shares set forth in the table of Underwriters in the first paragraph of text under the caption “Underwriting” in the Prospectus and the Preliminary Prospectus; (iii) the sentence of text under the caption “Underwriting” in the Prospectus and the Preliminary Prospectus concerning the terms of the offering by the Underwriters, which begins “[t]he underwriters are offering the shares” and ends “their right to reject any order in whole or in part”; (iv) the paragraph of text under the caption “Underwriting” in the Prospectus and the Preliminary Prospectus concerning stabilization, over allotments and penalty bids by the Underwriters, which begins “[i]n order to facilitate the offering of the common stock” and ends “may end any of these activities at any time if they are commenced”; (v) the paragraph of text under the caption “Underwriting” in the Prospectus and the Preliminary Prospectus that begins “[a] prospectus supplement in electronic format” and ends “on the same basis as other allocations”; (vi) the sentence of text under the caption “Underwriting” in the Prospectus and the Preliminary Prospectus that begins “[t]he underwriters and their respective affiliates” and ends “hedging, financing and brokerage activities”; (vii) the paragraph of text under the caption “Underwriting” in the Prospectus and the Preliminary Prospectus that begins “[i]n the ordinary course of various business activities” and ends “short positions in such securities and instruments” and (viii) the second and third sentences in the fourth paragraph of text under the caption “Underwriting” in the Prospectus and the Preliminary Prospectus that begin “[t]he underwriters propose to offer the shares” and end “whom the underwriters may sell as principal.”

If any claim, demand, action or proceeding (including any governmental investigation) shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against an indemnifying party pursuant to the preceding paragraphs, the indemnified party shall promptly notify the indemnifying party in writing, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnified party may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding; provided, however, that in the event the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of any such proceeding, the indemnified party shall then be entitled to retain counsel reasonably satisfactory to itself and the indemnifying party shall pay the reasonable fees and disbursements of such counsel relating to the proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party pursuant to the preceding sentence or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to local counsel where necessary) for all such indemnified parties. Such firm shall be designated in writing by the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is entitled to indemnification hereunder, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

If the indemnification provided for in this Article XI is unavailable as a matter of law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party in respect of such losses, claims, damages or liabilities, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) if the indemnifying party is the Company, in such proportion as is appropriate to reflect the relative benefit received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other from the offering of the Shares, (ii) if an Underwriter is the indemnifying party, in such proportion as is appropriate to reflect the Underwriter’s relative fault on the one hand and that of the Company and the Selling Shareholder on the other hand in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities, or (iii) if the allocation provided by clause (i) or clause (ii) above, as the case may be, is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefit referred to in clause (i) above or the relative fault referred to in clause (ii) above, as the case may be, but also such relative fault (in cases covered by clause (i)) or such relative benefit (in cases covered by clause (ii)) as well as any other relevant equitable considerations. The relative benefit received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Shareholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the Prospectus. The relative fault of the Company and the Selling Shareholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, and where applicable, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omissions.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Article XI were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the considerations referred to in the immediately preceding paragraph. The amounts paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Article XI concerning contribution, no indemnifying party shall be required to make contribution in respect of such losses, claims, damages or liabilities in any circumstances in which such party would not have been required to provide indemnification. Nothing herein contained shall be deemed to constitute a waiver by an indemnified party of such party’s rights, if any, to receive contribution pursuant to Section 11(f) of the Securities Act or other applicable law. No person guilty of “fraudulent misrepresentation” (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Article XI are several, in proportion to the respective principal amounts of Shares purchased by each of such Underwriters, and not joint. The remedies provided for in this Article XI are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

The indemnity and contribution agreements contained in this Article XI and the representations and warranties of the Company and the Underwriters in this Agreement, shall remain operative and in full force and effect regardless of: (i) any termination of this Agreement; (ii) any investigation made by an indemnified party or on such party’s behalf or any person controlling an indemnified party or by or on behalf of the indemnifying party, its directors or officers or any person controlling the indemnifying party; and (iii) acceptance of and payment for any of the Shares.

XII.

The Representatives on behalf of the Underwriters may terminate this Agreement (upon consultation with the Company and the Selling Shareholder) at any time prior to the time on the Closing Date at which payment would otherwise be due under this Agreement to the Selling Shareholder if (i) in the opinion of the Representatives, a material disruption in securities settlement, payment or clearance services in the United States shall have occurred or there shall have been a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in their view will have a materially adverse effect on the success of the offering and distribution of the offered Shares or (ii) trading in securities generally on the NYSE shall have been suspended generally or materially limited. In the event of any such termination and after consultation with the Company and the Selling Shareholder, the parties to this Agreement shall be released and discharged from their respective obligations under this Agreement without liability on the part of any Underwriter or on the part of the Company or the Selling Shareholder and each party will pay its own expenses. For the avoidance of doubt, the provisions of this Article XII shall not supersede or otherwise affect any provision of the Equity Registration Rights Agreement relating to the allocation of expenses between the Company and the Selling Shareholder.

XIII.

The Company and each Underwriter acknowledge and agree that each Underwriter is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of the Shares contemplated by this Agreement (including in connection with determining the terms of the offering) and not as a fiduciary to, or an agent of, the Company or any other person. Each Underwriter represents and warrants to the Company that, except as previously disclosed in writing to the Company, neither the Underwriter nor any affiliate thereof, to the best of their respective knowledge, has any current arrangement with any third party which would permit such Underwriter or any such affiliate to benefit financially, directly or indirectly, from the Underwriter’s participation in the determination of the terms of the offering, including the pricing of the Shares. Additionally, each Underwriter is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

XIV.

This Agreement shall be binding upon the Underwriters, the Selling Shareholder and the Company, and inure solely to the benefit of the Underwriters, the Selling Shareholder and the Company and any other person expressly entitled to indemnification hereunder and the respective personal representatives, successors and assigns of each, and no other person shall acquire or have any rights under or by virtue of this Agreement.

XV.

Except as otherwise specifically provided herein, all statements, requests, notices and advices hereunder shall be in writing and if to an Underwriter shall be sufficient in all respects if delivered in person or sent by facsimile transmission (confirmed in writing), or registered mail to each Representative at its address or facsimile number below and if to the Company shall be sufficient in all respects if delivered by registered mail to the Company at 300 Renaissance Center, Detroit, Michigan 48265, marked for the attention of the Secretary. Notices shall be provided to the Selling Shareholder at the address and to the facsimile number set forth below. Each Underwriter shall concurrently deliver to the Company a copy of each notice delivered by such Underwriter to the Selling Shareholder. All notices hereunder shall be effective on receipt.

If to the Representatives:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: General Counsel

Facsimile number: 1-646-291-1469

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Syndicate Registration

Facsimile number: 1-646-834-8133

If to Brock Fiduciary Services LLC (independent fiduciary and investment advisor to UAW Retiree Medical Benefits Trust) or to the UAW Retiree Medical Benefits Trust:

Linda D. Denomme

General Counsel

UAW Retiree Medical Benefits Trust

P.O. Box 14309

Detroit, MI 48214

with a copy to:

Alain Lebec

Senior Managing Director

Brock Fiduciary Services LLC

521 Fifth Avenue, 39th Floor

New York, NY 10175

XVI.

If on the Closing Date any one or more Underwriters shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder on such date and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated, severally, to take and pay for (in the respective proportions which the amount of Shares set forth opposite their names on Schedule III hereto bears to the aggregate amount of Shares set forth opposite the names of all of the remaining non-defaulting Underwriters) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date. Notwithstanding the foregoing, if the aggregate amount of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date shall exceed 10% of the aggregate amount of Shares to be purchased on such date, after giving effect to any alternative arrangements for the purchase of such Shares that are satisfactory to the Representatives, the Company and the Selling Shareholder and which are made within thirty-six (36) hours after the Closing Date, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of such Shares, and if such non-defaulting Underwriters do not purchase all of the Shares, this Agreement will terminate without liability to any non-defaulting Underwriter, Selling Shareholder or the Company, except that the provisions of Article XI shall not terminate and shall remain in effect. In the event of a default by any Underwriter as set forth in this Article XVI, the Closing Date shall be postponed for such period, not exceeding five (5) business days, as the Representatives and the Company shall determine in order that the required changes in the Registration Statement, the Disclosure Package, the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholder and any non-defaulting Underwriter for damages caused by its default hereunder.

XVII.

If this Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement (other than by reason of a default by any of the Underwriters), the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Shares.

XVIII.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each party to this Agreement irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered against it in connection with this Agreement may be brought in any Federal or New York State court sitting in the Borough of Manhattan, and, by execution and delivery of this Agreement, such party hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues. Each party hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum. Each party to this Agreement hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

XX.

Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters (and their respective affiliates), and any such action taken by the Representatives shall be binding upon the Underwriters (and their respective affiliates).

XXI.

This Agreement may be signed in any number of counterparts, each of which so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The exchanges of copies of this Agreement and of signature pages hereto by electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the exchange of the original Agreement for all purposes. Signatures of the parties hereto transmitted by electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

XXII.

In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their clients, which may include the name and address of their clients, as well as other information that will allow the Underwriters to properly identify their clients.

******

Very truly yours,

GENERAL MOTORS COMPANY

By:	/s/ Manish Gulati
	Name:	Manish Gulati
	Title:	Assistant Treasurer

[Signature Page to GM Secondary UA- February 2018]

UAW RETIREE MEDICAL BENEFITS TRUST

By:	BROCK FIDUCIARY SERVICES LLC, AS INDEPENDENT FIDUCIARY TO THE UAW RETIREE MEDICAL BENEFITS TRUST (SOLELY FOR THE BENEFIT OF THE GM SEPARATE RETIREE ACCOUNT)

By:	/s/ Alain Lebec
	Name:	Alain Lebec
	Title:	Senior Managing Director

[Signature Page to GM Secondary UA- February 2018]

Accepted as of the date hereof

CITIGROUP GLOBAL MARKETS INC.

Acting severally on behalf of themselves and the several

Underwriters named in Schedule III hereto

By:	CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Clayton Hale
	Name:	Clayton Hale
	Title:	Managing Director

Accepted as of the date hereof

BARCLAYS CAPITAL INC.

Acting severally on behalf of themselves and the several

Underwriters named in Schedule III hereto

By:	BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
	Name:	VICTORIA HALE
	Title:	Vice President

SCHEDULE I

Pricing Information Provided Orally by Underwriters

1.	As to each investor, the price paid by such investor

SCHEDULE II

PERMITTED FREE WRITING PROSPECTUSES

1.	Launch press release, in the form attached as Annex II-A hereto.

Annex II-A

General Motors Announces Public Secondary

Offering of Common Stock by the VEBA Trust

DETROIT — General Motors Co. (NYSE: GM) today announced that the UAW Retiree Medical Benefits Trust (the “Selling Stockholder” or “the VEBA Trust”) intends to offer for sale 40 million shares of GM common stock in an underwritten secondary offering. The Selling Stockholder will receive all of the proceeds from this offering. No shares are being sold by GM.

In connection with the VEBA Trust’s acquisition in 2009 of the shares of GM common stock subject to this offering, the U.S. Department of Labor required the VEBA Trust to appoint an independent fiduciary to make all decisions with respect to the disposition of such shares. Brock Fiduciary Services LLC is the independent fiduciary and investment manager to the VEBA Trust for these shares.

GM also announced that, subject to the completion of the offering, it intends to repurchase from the underwriters a portion of the 40 million shares of common stock being offered having an aggregate value of approximately $100 million at a price per share equal to the price per share that the underwriters pay to the VEBA Trust in the offering.

Citigroup and Barclays are acting as underwriters for the offering. The underwriters may offer the shares of common stock, excluding the shares to be repurchased by GM, from time to time in one or more transactions on the NYSE, on the over-the-counter market, through negotiated transactions or otherwise, at market prices, at prices related to market prices or at negotiated prices.

Additional Information for Investors

GM has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before investing, please read the prospectus in that registration statement and other documents GM has filed with the SEC for more complete information about GM and this offering. Prospective investors may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, GM, any underwriter or any dealer participating in the offering will arrange to send any prospective investor the prospectus if the prospective investor requests it by contacting Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by phone at (800) 831-9146 and Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717; barclaysprospectus@broadridge.com (phone 888-603-5847).

This press release shall not constitute an offer to sell, or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

General Motors Co. (NYSE:GM) has leadership positions in the world’s largest and fastest-growing automotive markets. GM, its subsidiaries and joint venture entities sell vehicles under the Chevrolet, Cadillac, Baojun, Buick, GMC, Holden, Jiefang and Wuling brands.

Forward-Looking Statements

This press release and related comments by management may include forward-looking statements, including our intention to repurchase shares of common stock from the underwriters, subject to completion of the offering. These statements are based on current expectations about possible future events and thus are inherently uncertain. Our actual results may differ materially from forward-looking statements due to a variety of factors, including: (1) our ability to deliver new products, services and experiences that attract new, and are desired by existing, customers and to effectively compete in autonomous, ride-sharing and transportation as a service; (2) sales of crossovers, SUVs and full-size pick-up trucks; (3) our ability to reduce the costs associated with the manufacture and sale of electric vehicles; (4) the volatility of global sales and operations; (5) our significant business in China which subjects us to unique risks; (6) our joint ventures, which we cannot operate solely for our benefit and over which we may have limited control; (7) adoption of, changes in, or the introduction of novel interpretations of, laws, regulations or policies particularly those relating to free trade agreements, tax rates and vehicle safety and any government actions that may affect the production, licensing, distribution, pricing, or selling of our products; (8) our dependence on our manufacturing facilities; (9) the ability of suppliers to deliver parts, systems and components without disruption and on schedule; (10) prices of raw materials; (11) our highly competitive industry; (12) our ability to protect our intellectual property; (13) security breaches and other disruptions to our vehicles, information technology networks and systems; (14) compliance with laws and regulations applicable to our industry, including those regarding fuel economy and emissions; (15) costs and risks associated with litigation and government investigations; (16) compliance with the terms of the Deferred Prosecution Agreement; (17) the cost and effect on our reputation of product safety recalls and alleged defects in products and services; (18) our ability to successfully and cost-efficiently restructure operations in various countries with minimal disruption; (19) our ability to realize production efficiencies and to achieve reductions in costs; (20) our ability to develop captive financing capability through GM Financial; and (21) significant increases in pension expense or projected pension contributions. A further list and description of these risks, uncertainties and other factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and our subsequent filings with the Securities and Exchange Commission. GM cautions readers not to place undue reliance on forward-looking statements. GM undertakes no obligation to update publicly or otherwise revise any forward-looking statements.

CONTACTS:

GM Communications Tom Henderson 313-667-2702 tom.e.henderson@gm.com	GM Investor Relations Mike Heifler 313-418-0220 michael.heifler@gm.com	UAW Retiree Medical Benefits Trust Brock Fiduciary Services LLC Alain Lebec 212-209-3000 alebec@brockcapital.com

SCHEDULE III

UNDERWRITERS

Underwriter	Amount of Shares to be Purchased from the Selling Shareholder	Amount of Repurchased Shares to be Sold to the Company in the Share Repurchase
Citigroup Global Markets Inc.	20,000,000	1,259,129
Barclays Capital Inc.	20,000,000	1,259,128

Total	40,000,000	2,518,257

SCHEDULE IV

LIST OF PRINCIPAL SUBSIDIARIES

OnStar, LLC

General Motors of Canada Company

General Motors de Mexico, S. de R.L. de C.V.

General Motors do Brasil Ltda.

GM Korea Company

EXHIBIT A-1

OPINION OF AN ATTORNEY ON THE LEGAL STAFF OF THE COMPANY

[GM Letterhead]

_______, 2018

Citigroup Global Markets Inc.

Barclays Capital Inc.

As Representatives of the several Underwriters named in

the Underwriting Agreement referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

BROCK FIDUCIARY, IN ITS CAPACITY AS INDEPENDENT FIDUCIARY AND INVESTMENT ADVISOR TO THE UAW RETIREE MEDICAL BENEFITS TRUST

As Selling Shareholder in the Offering

referred to below

c/o Brock Fiduciary, in its capacity as independent fiduciary and investment advisor to the UAW

Retiree Medical Benefits Trust

521 Fifth Avenue, 39th Floor

New York, NY 10175

Ladies and Gentlemen:

I am issuing this letter in my capacity as an Attorney on the Legal Staff of General Motors Company, a Delaware corporation (the “Company”), in response to the requirements of Article V, paragraph (d) of the Underwriting Agreement, dated February 27, 2018 (the “Underwriting Agreement”), by and among the Company, Citigroup Global Markets Inc. and Barclays Capital Inc. (the “Representatives”), as representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”), and the Selling Shareholder named in the Underwriting Agreement. The Underwriting Agreement relates to the offering (the “Offering”) of 40,000,000 shares of $0.01 par value common stock of the Company (the “Shares”) and the Company’s repurchase (the “Share Repurchase”) from the Underwriters of 2,518,257 of such Shares as set forth in the Underwriting Agreement. Every capitalized term which is defined or given a special meaning in the Underwriting Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Underwriting Agreement.

In connection with the preparation of this letter, I have among other things read:

(a)	the Registration Statement on Form S-3 (Registration No. 333-215924), filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) (which registration statement, at the date of the Underwriting Agreement, including the documents incorporated by reference therein and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is herein called the “Registration Statement”);

(b)	the prospectus (including the documents incorporated by reference therein) of the Company dated February 7, 2017 (the “Basic Prospectus”);

(c)	the preliminary prospectus supplement of the Company dated February 27, 2018, relating to the Offering (including the documents incorporated by reference therein), together with the Basic Prospectus that it supplements and the pricing information set forth in Schedule I to the Underwriting Agreement and any Permitted Free Writing Prospectuses listed on Schedule II to the Underwriting Agreement (collectively, the “Disclosure Package”);

(d)	the Basic Prospectus, as supplemented by the prospectus supplement of the Company dated February 27, 2018, relating to the Offering (including the documents incorporated by reference therein) (together, the “Prospectus”);

(e)	an executed copy of the Underwriting Agreement;

(f)	a copy of the resolutions of the Board of Directors of the Company (the “Board”) adopted on February 6, 2017, approving (among other things) the filing of the Registration Statement;

(g)	a copy of the resolutions of the Board adopted on February 5, 2018, approving (among other things) various offering matters;

(h)	a copy of the Restated Certificate of Incorporation of the Company, certified as of a recent date by the Secretary of State of the State of Delaware;

(i)	a copy of the Amended and Restated By-Laws of the Company;

(j)	copies of the documents filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in the documents referred to in paragraphs (a) through (d), inclusive, above (the “Incorporated Documents”);

(k)	a Certificate of Good Standing of the Company, dated February 26, 2018, issued by the Secretary of State of the State of Delaware (the “Certificate of Good Standing”); and

(l)	copies of all certificates and other documents delivered today in connection with the consummation of the Offering.

In addition, I have examined and relied on the originals or copies certified or otherwise identified to my satisfaction of all such corporate records of the Company and such other instruments and certificates of public officials, officers and representatives of the Company and such other persons, and I have made such investigations of law as I have deemed appropriate as a basis for the opinions expressed below. I have assumed that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which I have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading.

I have assumed the conformity of the documents filed with the Commission via the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), except for required EDGAR formatting changes, to physical copies of the documents delivered to the Underwriters and submitted for my examination.

Based upon the foregoing and such other information and documents as I have considered necessary for the purposes hereof, I am of the opinion that:

(i) The statements under the caption “Legal Proceedings” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings.

(ii) To my knowledge, other than as set forth or contemplated in the Registration Statement, the Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is a party to, nor is any of its or their property the subject of, any pending or threatened action or proceeding before any court or brought by any governmental agency or body that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole, or that would reasonably be expected to materially and adversely affect the Share Repurchase by the Company as contemplated by the Underwriting Agreement.

In addition to the qualifications set forth above, the opinions and other matters in this letter are qualified in their entirety and subject to the following:

A. Except as set forth in paragraph (1) above, I make no representation that I have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus or that the actions taken in connection with the preparation of the Registration Statement, the Disclosure Package or the Prospectus were sufficient to cause the Registration Statement, the Disclosure Package or the Prospectus to be accurate, complete or fair (including the actions described in the next paragraph).

B. I have assumed for purposes of this letter the following: that each document I have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original and all signatures on each such document are genuine; that the Underwriting Agreement and every other agreement I have examined for purposes of this letter constitutes a valid and binding obligation of each party to that document and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement (except that I make no such assumption with respect to the Company); and that you have acted in good faith and without notice of any fact which has caused you to reach any conclusion contrary to any of the advice provided in this letter.

C. In preparing this letter I have relied without independent verification upon: (i) factual information represented to be true in the Underwriting Agreement and other documents specifically identified at the beginning of this letter as having been read by me; (ii) factual information provided to me by the other representatives of the Company; and (iii) factual information I have obtained from such other sources as I have deemed reasonable. I have assumed that the information upon which I have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading. I have not undertaken any investigation or search of court records for purposes of this letter.

D. I confirm that I do not have knowledge that has caused me to conclude that my reliance and assumptions cited in the two immediately preceding paragraphs are unwarranted. Whenever this letter provides advice about (or based upon) my knowledge of any particular information or about any information which has or has not come to my attention such advice is based entirely on my conscious awareness at the time this letter is delivered on the date it bears.

E. I am a member of the Bar of the State of Washington, and I express no opinion as to the laws of any other jurisdiction, other than the law of the State of Washington.

F. My advice on each legal issue addressed in this letter represents my opinion as to how that issue would be resolved were it to be considered by the highest court of the jurisdiction upon whose law my opinion on that issue is based. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case, and this letter is not intended to guarantee the outcome of any legal dispute which may arise in the future.

This letter speaks as of the time of its delivery on the date it bears. I do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which I did not have knowledge at that time, by reason of any change subsequent to that time in any law, other governmental requirement or interpretation thereof covered by any of my opinions or advice, or for any other reason.

This letter may be relied upon by you only for the purpose served by the provision in the Underwriting Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without my written consent: (i) no person other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.

Very truly yours,

General Motors Company

EXHIBIT A-2

OPINION OF COUNSEL TO THE COMPANY

Citigroup Global Markets Inc.

Barclays Capital Inc.

As Representatives of the several Underwriters named in

the Underwriting Agreement referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

BROCK FIDUCIARY, IN ITS CAPACITY AS INDEPENDENT FIDUCIARY AND INVESTMENT ADVISOR TO THE UAW RETIREE MEDICAL BENEFITS TRUST

As Selling Shareholder in the Offering

referred to below

c/o Brock Fiduciary, in its capacity as independent fiduciary and investment advisor to the UAW

Retiree Medical Benefits Trust

521 Fifth Avenue, 39th Floor

New York, NY 10175

Ladies and Gentlemen:

We are issuing this letter in our capacity as special counsel for General Motors Company, a Delaware corporation (the “Company”), in response to the requirements of Article V, paragraph (e) of the Underwriting Agreement, dated February 27, 2018 (the “Underwriting Agreement”), by and among the Company, Citigroup Global Markets Inc. and Barclays Capital Inc. (the “Representatives”) as representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”), and the Selling Shareholder named in the Underwriting Agreement. The Underwriting Agreement relates to the offering (the “Offering”) of 40,000,000 shares of $0.01 par value common stock of the Company (the “Shares”) and the Company’s repurchase (the “Share Repurchase”) from the Underwriters of 2,518,257 of such Shares as set forth in the Underwriting Agreement. Every capitalized term which is defined or given a special meaning in the Underwriting Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Underwriting Agreement.

In connection with the preparation of this letter, we have among other things read:

(a)	the Registration Statement on Form S-3 (Registration No. 333-215924), filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) (which registration statement, at the date of the Underwriting Agreement, including the documents incorporated by reference therein and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is herein called the “Registration Statement”);

(b)	the prospectus (including the documents incorporated by reference therein) of the Company, dated February 7, 2017 (the “Basic Prospectus”);

(c)	the preliminary prospectus supplement of the Company, dated February 27, 2018, relating to the Offering (including the documents incorporated by reference therein), together with the Basic Prospectus that it supplements and the pricing information set forth in Schedule I to the Underwriting Agreement and any Permitted Free Writing Prospectuses listed on Schedule II to the Underwriting Agreement (collectively, the “Disclosure Package”);

(d)	the Basic Prospectus, as supplemented by the prospectus supplement of the Company, dated February 27, 2018, relating to the Offering (including the documents incorporated by reference therein) (together, the “Prospectus”);

(e)	an executed copy of the Underwriting Agreement;

(f)	a copy of the resolutions of the Board of Directors of the Company (the “Board”) adopted on February 6, 2017, approving (among other things) the filing of the Registration Statement;

(g)	a copy of the resolutions of the Board adopted on February 5, 2018, approving (among other things) various offering matters;

(h)	a copy of the Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), certified as of a recent date by the Secretary of State of the State of Delaware;

(i)	a copy of the Amended and Restated By-Laws (the “Bylaws”) of the Company;

(j)	the agreements listed as exhibits to the Company’s annual report on Form 10-K for the year ended December 31, 2017, filed with the Commission on February 6, 2018 (the “Material Agreements”);

(k)	copies of the documents filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in the documents referred to in paragraphs (a) through (d), inclusive, above (the “Incorporated Documents”);

(l)	a Certificate of Good Standing of the Company, dated February 26, 2018, issued by the Secretary of State of the State of Delaware (the “Certificate of Good Standing”); and

(m)	copies of all certificates and other documents delivered today in connection with the consummation of the Offering.

Subject to the assumptions, qualifications and limitations which are identified in this letter, we advise you that:

1. The Company is validly existing as a corporation and in good standing under the laws of the State of Delaware, with the corporate power to own its properties and to conduct its business as described in the Prospectus.

2. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

3. The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Disclosure Package and the Prospectus;

4. The Shares have been duly authorized, are validly issued, fully paid and non-assessable and conform in all material respects as to legal matters to the description of the Shares contained in the Prospectus, as amended or supplemented;

5. No material authorization, consent or approval of, or registration or filing with, any governmental or public body or regulatory authority is required on the part of the Company for either the sale of the Shares by the Selling Shareholder or the Share Repurchase by the Company in accordance with the Underwriting Agreement, other than (i) the registration of the Shares under the Securities Act, (ii) compliance with any laws of any foreign jurisdiction or any Blue Sky Laws (as defined below), (iii) those required by the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the New York Stock Exchange, Inc. (the “NYSE”) and (iv) those that have already been obtained.

6. The sale of the Shares by the Selling Shareholder pursuant to the Underwriting Agreement and the Disclosure Package, the Share Repurchase by the Company and the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement do not and will not result in any violation by the Company of any provision of law applicable to the Company (assuming compliance with all applicable Blue Sky Laws and U.S. federal securities laws, and the rules and regulations of FINRA and the NYSE) or result in any violation by the Company of any of the terms or provisions of the Certificate of Incorporation or the Bylaws or of any Material Agreement by which the Company is bound (except that we express no opinion in this paragraph either (i) as to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or (ii) with respect to any violation, breach or default under any cross-default provisions arising out of a default under any agreement which is not a Material Agreement or with respect to any financial covenants or tests (including any covenant to maintain a minimum amount of liquidity)).

7. The Registration Statement is effective under the Securities Act and, to our knowledge, after a review of the Stop Orders page of the Commission’s website (http://www.sec.gov/litigation/stoporders.shtml), no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission.

8. The Company is not required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

9. The statements under the captions “Overview of Our Capital Stock” and “Description of Common Stock” in the Registration Statement, the Disclosure Package and the Prospectus, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information set forth therein with respect to such legal matters, documents and proceedings.

10. The statements in each of the Registration Statement, the Disclosure Package and the Prospectus under the caption “Material United States Federal Income and Estate Tax Considerations to Non-U.S. Holders,” insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.

In addition to the qualifications set forth above, the opinions and other matters in this letter are qualified in their entirety and subject to the following:

A. We have assumed for purposes of this letter: that each document we have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine; that the Underwriting Agreement and every other agreement we have examined for purposes of this letter constitutes a valid and binding obligation of each party to that document and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement (except that we make no such assumption with respect to the Company); and that you have acted in good faith and without notice of any fact which has caused you to reach any conclusion contrary to any of the advice provided in this letter.

B. In preparing this letter we have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Underwriting Agreement, in the other documents specifically identified at the beginning of this letter as having been read by us and in the certificates and other documents executed by the Company and delivered to you in connection with the consummation of the Offering; (iii) factual information provided to us by the Company or its representatives; and (iv) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading.

C. Whenever this letter provides advice about (or based upon) our knowledge of any particular information or about any information which has or has not come to our attention such advice is based entirely on the conscious awareness at the time this letter is delivered on the date it bears by the lawyers with Jenner & Block LLP at that time who spent substantial time representing the Company in connection with the Offering after consultation with such other attorneys as they deem appropriate.

D. Our advice on every legal issue addressed in this letter is based exclusively on the internal law of New York, the General Corporation Law of the State of Delaware (the “DGCL”) or the federal law of the United States, and represents our opinion as to how that issue would be resolved were it to be considered by the highest court in the jurisdiction that enacted such law. None of the opinions or other advice contained in this letter considers or covers: (i) any foreign or state securities laws or regulations (“Blue Sky Laws”); (ii) any financial statements or schedules, the notes related thereto, or other financial or accounting data derived therefrom, set forth in (or omitted from) the Registration Statement, the Disclosure Package, the Prospectus or any Incorporated Document; (iii) any rules and regulations of the Financial Industry Regulatory Authority, Inc. relating to the compensation of the Underwriters; (iv) compliance with fiduciary duty requirements; (v) the rules and regulations of the NYSE; (vi) any law or regulation relating to foreign, federal (except as provided in paragraph 10 above), state or local taxation, any foreign, federal or state environmental laws or regulations, any local laws, any labor laws, the USA PATRIOT Act of 2001, as amended, any intellectual property laws, any antitrust laws or any laws or regulations relating to zoning, land use or subdivision, the Employee Retirement Income Security Act of 1974, as amended, or any similar matters; (vii) the effect of the law of any jurisdiction (other than the State of New York) that limits the rate(s) of interest that may be charged or collected; (viii) whether the Share Repurchase will violate Section 160(a)(1) of the DGCL with respect to the impairment of the capital of the Company; or (ix) any bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization or moratorium laws, or other similar laws relating to or affecting creditors’ rights or remedies generally. No opinion is expressed as to the effect the laws of any other jurisdiction might have upon the subject matter of any of the opinions expressed herein under conflict of law principles or otherwise. This letter does not cover any other laws, statutes, governmental rules or regulations or decisions which in our experience are not usually considered for or covered by opinions like those contained in this letter or are not generally applicable to transactions of the kind covered by the Underwriting Agreement.

E. We express no opinion regarding (i) the submission of jurisdiction to the extent it relates to the subject matter jurisdiction of any court, (ii) the enforceability of any waiver of a trial by jury or waiver of objection to venue or claim of an inconvenient forum with respect to proceedings, (iii) the waiver of any right to have service of process made in the manner prescribed by applicable law, (iv) the appointment of any person as attorney in fact insofar as exercise of such power of attorney may be limited by public policy or limitations referred to elsewhere in this opinion, (v) the enforceability, or compliance with applicable law, regulation or ruling, of indemnification or contribution provisions in the Underwriting Agreement, (vi) the ability of any person to receive the remedies of specific performance, injunctive relief, liquidated damages or any similar remedy in any proceeding, (vii) any right to the appointment of a receiver, (viii) any right to obtain possession of any property or the exercise of self-help remedies or other remedies without judicial process, (ix) any waiver or limitation concerning mitigation of damages, (x) the availability of the right of rescission, (xi) the enforceability of any right to receive interest on interest, (xii) any provision that requires the payment of liquidated or punitive damages, prepayment penalties or premiums, late fees or default rates of interest to the extent that they are found to constitute unenforceable penalties or forfeitures, (xiii) any provision that excludes money damages as a remedy, if injunctive relief is not available under applicable law, or that permits a party to pursue multiple remedies or that provides that all remedies are cumulative or nonexclusive, or that violates laws relating to claim splitting or collateral estoppel, (xiv) any provision requiring the payment or reimbursement of attorneys’ fees other than “reasonable” attorneys’ fees under the circumstances for which payment or reimbursement is sought, (xv) any provision in any document regarding severability, (xvi) any provision that would alter the terms or rights and obligations of the parties based on course of dealing, course of performance or the like, or that provides that failure or delay in taking action may not constitute a waiver of rights or (xvii) any provision that requires that amendments or waivers be made in writing.

F. In rendering the opinions set forth in paragraph 1 above with respect to the existence and good standing of the Company, we have relied solely on the Certificate of Good Standing. Such opinion is limited to the meaning ascribed to such certificate by such state agency and applicable law.

G. Our advice on each legal issue addressed in this letter represents our opinion as to how that issue would be resolved were it to be considered by the highest court of the jurisdiction upon whose law our opinion on that issue is based. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case, and this letter is not intended to guarantee the outcome of any legal dispute which may arise in the future.

This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which we did not have knowledge at that time, by reason of any change subsequent to that time in any law, other governmental requirement or interpretation thereof covered by any of our opinions or advice, or for any other reason.

This letter may be relied upon by you only for the purpose served by the provision in the Underwriting Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without our written consent: (i) no person other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.

Very truly yours,

Jenner & Block LLP

EXHIBIT A-3

10B-5 LETTER OF COUNSEL TO THE COMPANY

Citigroup Global Markets Inc.

Barclays Capital Inc.

As Representatives of the several Underwriters named in

the Underwriting Agreement referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

We are issuing this letter in our capacity as special counsel for General Motors Company, a Delaware corporation (the “Company”), in response to the requirements of Article V, paragraph (e) of the Underwriting Agreement, dated February 27, 2018 (the “Underwriting Agreement”), by and among the Company, Citigroup Global Markets Inc. and Barclays Capital Inc. (the “Representatives”) as representatives of the several underwriters named in the Underwriting Agreement (the “Underwriters”), and the Selling Shareholder named in the Underwriting Agreement. The Underwriting Agreement relates to the offering (the “Offering”) of 40,000,000 shares of $0.01 par value common stock of the Company (the “Shares”) and the Company’s repurchase (the “Share Repurchase”) from the Underwriters of 2,518,257 such Shares as set forth in the Underwriting Agreement. Every capitalized term which is defined or given a special meaning in the Underwriting Agreement and which is not given a different meaning in this letter has the same meaning whenever it is used in this letter as the meaning it is given in the Underwriting Agreement.

The Securities have been offered pursuant to:

(a)	the Registration Statement on Form S-3 (Registration No. 333-215924), filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) (which registration statement, at the date of the Underwriting Agreement, including the documents incorporated by reference therein and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, is herein called the “Registration Statement”);

(b)	the prospectus (including the documents incorporated by reference therein) of the Company, dated February 7, 2017 (the “Basic Prospectus”), as supplemented by the preliminary prospectus supplement of the Company, dated February 27, 2018, relating to the Offering (including the documents incorporated by reference therein), together with the pricing information set forth in Schedule I to the Underwriting Agreement and any Permitted Free Writing Prospectuses listed on Schedule II to the Underwriting Agreement (collectively, the “Disclosure Package”); and

(c)	the Basic Prospectus, as supplemented by the prospectus supplement of the Company, dated February 27, 2018 (the “Prospectus Supplement”), relating to the Offering (including the documents incorporated by reference therein) (together, the “Prospectus”).

In acting as special counsel to the Company in connection with the transactions described in the first paragraph above, we have participated in various conference calls with officers and representatives of the Company and its affiliates, as well as with representatives of the Underwriters and their counsel, at which the contents of the Registration Statement, the Prospectus and the Disclosure Package were discussed and reviewed.

The purpose of our professional engagement was not to establish factual matters, and the preparation of the Registration Statement, the Prospectus and the Disclosure Package involved many determinations of a wholly or partially non-legal character. We make no representation that we have independently verified the accuracy, completeness or fairness of the Registration Statement, the Prospectus or the Disclosure Package or that the actions taken in connection with the preparation of the Registration Statement, the Prospectus or the Disclosure Package (including the actions described in the immediately preceding paragraph) were sufficient to cause the Registration Statement, the Prospectus or the Disclosure Package to be accurate, complete or fair. We are not passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements included or incorporated by reference in or omitted from the Registration Statement, the Prospectus or the Disclosure Package and have made no independent check or verification thereof (except as set forth in paragraphs 9 and 10 of our opinion letter to you of even date herewith). Furthermore, while we have served as special counsel to the Company in the Offering and the Share Repurchase, this firm does not represent the Company in all aspects of its legal affairs. The Company and certain of its subsidiaries have internal legal departments and, in addition, regularly employ outside counsel other than this firm to advise them in connection with legal matters. Hence, there may exist matters that could have a bearing on the affairs of the Company with respect to which we have not been consulted. However, subject to and on the basis of the foregoing and subject to the other limitations set forth in this letter, we advise you that nothing has come to our attention in the course of such discussions and reviews that has caused us to believe that:

(a)	the Registration Statement, as of the Effective Time (defined below), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(b)	the Disclosure Package, as of the Initial Sale Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(c)	the Prospectus, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Subject to the foregoing and the other limitations set forth in this letter, we further advise you that the Registration Statement, as of the Effective Time, and the Prospectus, as of the date of the Prospectus Supplement, each appears on its face to be appropriately responsive, in all material respects, to the requirements as to form of the Securities Act and the rules and regulations promulgated thereunder.

We are not advising and we express no view or belief and make no statement with respect to the financial statements and schedules and notes thereto or other financial, numerical, accounting or quantitative information (or the assumptions with respect thereto) included in or incorporated by reference in (or omitted from) the Registration Statement or the exhibits thereto, the Disclosure Package or the Prospectus.

In addition, we have made no inquiry into the delivery of any documents to any investor, and have further assumed that the Disclosure Package was conveyed to investors at or prior to the Initial Sale Time. Finally, the advice provided herein is limited to those attorneys of this firm involved in the representation of the Company in connection with the transactions referenced herein.

As used herein, “Effective Time” means the time of effectiveness of the Registration Statement for purposes of Section 11 of the Securities Act, as such section applies to the Underwriters.

This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent advice by reason of any fact about which we did not have knowledge at that time, by reason of any change subsequent to that time in any law, other governmental requirement or interpretation thereof covered by any of our advice, or for any other reason.

This letter may be relied upon by you only for the purpose served by the provision in the Underwriting Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without our written consent: (i) no person other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.

Very truly yours,

Jenner & Block LLP

EXHIBIT A-4

OPINION OF THE GENERAL COUNSEL OF UAW RETIREE MEDICAL BENEFITS TRUST

Citigroup Global Markets Inc.

Barclays Capital Inc.

As Representatives of the several Underwriters named in

the Underwriting Agreement referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

I am delivering this opinion in my capacity as the General Counsel of UAW Retiree Medical Benefits Trust, a Michigan trust established as a voluntary employees’ beneficiary association (the “VEBA”), and in that capacity have represented the VEBA in connection with the underwriting agreement dated February 27, 2018 (the “Underwriting Agreement”) by and among General Motors Company, a Delaware corporation (the “Company”) and the VEBA relating to the purchase by you of up to 40,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company from the VEBA (the “Shares”).

In arriving at the opinions expressed below, I, or attorneys under my supervision, have reviewed the following documents:

(a) an executed copy of the Underwriting Agreement;

(b) the registration statement on Form S-3 (No. 333-215924) filed on February 7, 2017 by the Company under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) (such registration statement as amended to the time the latest post-effective amendment to it was declared effective, including the information deemed to be a part thereof at the time of such effectiveness, including the documents incorporated by reference therein, collectively being herein referred to as the “Registration Statement”);

(c) the prospectus dated February 7, 2017 filed as part of the Registration Statement;

(d) the preliminary prospectus supplement dated February 27, 2018 relating to the Shares filed with the Commission pursuant to Rule 424(b)(7) under the Securities Act;

(e) the prospectus supplement dated February 27, 2018 filed with the Commission pursuant to Rule 424(b)(7) under the Securities Act;

(f) the Trust Agreement dated October 16, 2008, and amended and restated on December 3, 2009, by and among Robert Naftaly, Olena Berg-Lacy, David Baker Lewis, Teresa Ghilarducci, Marianne Udow-Phillips, Ed Welch, Ron Gettelfinger, General Holiefield, Robert King, Cal Rapson, Daniel Sherrick and State Street Bank and Trust Company (the “Trust Agreement”);

(g) a specimen of the Common Stock; and

(h) the documents delivered to you by the Company at the closing pursuant to the Underwriting Agreement.

In addition, I or attorneys under my supervision have reviewed the originals or copies certified or otherwise identified to my or their satisfaction of all such records of the VEBA and such other documents, certificates of public officials, officers and representatives of the VEBA, and I or attorneys under my supervision have made such investigations of law, as I have deemed appropriate as a basis for the opinions expressed below.

In rendering the opinions expressed below, I have assumed the authenticity of all documents submitted to me as originals and the conformity to the originals of all documents submitted to me as copies. In addition, I have assumed and have not verified (i) the accuracy as to factual matters of each document I have reviewed; and (ii) that the Shares conform to the specimen thereof that I have reviewed.

Based on the foregoing, and subject to the further assumptions and qualifications set forth below, it is my opinion that:

1. The execution and delivery of the Underwriting Agreement have been duly authorized by all necessary action of the VEBA, and the Underwriting Agreement has been duly executed and delivered by the VEBA.

2. The sale of the Shares by the VEBA to the Underwriters pursuant to the Underwriting Agreement does not, and the performance by the VEBA of its obligations in the Underwriting Agreement will not, (a) require any consent, approval, authorization, registration or qualification of or with any governmental authority of the State of Michigan that in my experience normally would be applicable with respect to such sale or performance, except such as have been obtained or effected under the Securities Act and the Securities Exchange Act of 1934, as amended (but I express no opinion relating to any state securities or Blue Sky laws); (b) result in a violation of the Trust Agreement; (c) to the best of my knowledge, result in a breach of any of the terms and provisions of, or constitute a default under, any material agreement of the VEBA, or a violation of any material judgment, decree or order applicable to the VEBA; or (d) result in a violation of any Michigan State law or published rule or regulation thereunder that in my experience normally would be applicable to general business entities with respect to such sale or performance (but I express no opinion relating to any state securities or Blue Sky laws).

The foregoing opinions are limited to the law of the State of Michigan.

I am furnishing this opinion letter to you, as Representatives for the Underwriters, solely for the benefit of the Underwriters in their capacity as such in connection with the offering of the Shares. This opinion letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose. I assume no obligation to advise you, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours,

UAW RETIREE MEDICAL BENEFITS TRUST

By:
Linda D. Denomme, General Counsel

EXHIBIT A-5

OPINION OF COUNSEL TO UAW RETIREE MEDICAL BENEFITS TRUST

Citigroup Global Markets Inc.

Barclays Capital Inc.

As Representatives of the several Underwriters named in

the Underwriting Agreement referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

We have acted as special New York counsel to Brock Fiduciary Services LLC, independent fiduciary and investment advisor to the UAW Retiree Medical Benefits Trust, a Michigan trust established as a voluntary employees’ beneficiary association (the “VEBA”), in connection with the purchase by you and the other several underwriters named in Schedule III to the Underwriting Agreement referred to below (the “Underwriters”) from the VEBA of 40,000,000 shares (the “Shares”) of the Common Stock, par value $0.01 per share (the “Common Stock”) of General Motors Company, a Delaware corporation (the “Company”) pursuant to the terms of the Underwriting Agreement dated February 27, 2018 (the “Underwriting Agreement”) by and among the Company, the VEBA and you, as Representatives of the several Underwriters.

This opinion is being delivered to you pursuant to Article V of the Underwriting Agreement. Capitalized terms used, and not otherwise defined, in this opinion letter have the respective meanings set forth in the Underwriting Agreement.

In rendering the opinions expressed below, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such corporate and trust records and agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and the VEBA and its trustee and other documents as we have deemed necessary as a basis for the opinions hereinafter expressed, including the following:

(i) the registration statement on Form S-3 (No. 333-215924) filed on February 7, 2017 by the Company under the Securities Act of 1933, as amended (the “Securities

Act”), with the Securities and Exchange Commission (such registration statement at the time it most recently became effective, including the information deemed to be a part thereof at the time of such effectiveness, including the documents incorporated by reference therein, collectively being herein referred to as the “Registration Statement”);

(ii) the prospectus dated February 7, 2017 filed as part of the Registration Statement;

(iii) the preliminary prospectus supplement dated February 27, 2018 relating to the Shares filed with the Commission pursuant to Rule 424(b)(7) under the Securities Act;

(iv) the prospectus supplement dated February 27, 2018 relating to the Shares filed with the Commission pursuant to Rule 424(b)(7) under the Securities Act;

(v) the Underwriting Agreement;

(vi) documents delivered to you by the Company and the VEBA at the closing pursuant to the Underwriting Agreement; and

(vii) a specimen stock certificate of the Company, certified by the transfer agent of the Company referred to below to be true and complete, used to evidence the Common Stock.

In our examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. We have relied upon representations and certifications as to factual matters by officers and representatives of the Company, the VEBA and its trustee, Computershare Trust Company, N.A., in its capacity as the Company’s registrar and transfer agent with respect to the Common Stock (the “Transfer Agent”) and other appropriate persons, statements contained in the Registration Statement and the representations made by the Underwriters, the VEBA and the Company in or pursuant to the Underwriting Agreement.

In our examination of the documents referred to above we have assumed, with your permission and without independent investigation, that each party to the documents reviewed by us is duly organized and validly existing under the laws of the jurisdiction of its organization and has full power and authority (corporate or other) to execute, deliver and perform its obligations under such documents, such documents have been duly authorized by all necessary action on the part of the parties thereto, such documents have been duly executed and delivered by such parties and are valid, binding and enforceable obligations of such parties and the Shares sold by the VEBA conform to the specimen certificate for Common Stock we have reviewed.

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Based upon and subject to the foregoing, and subject also to the assumptions and qualifications set forth below, and having regard to legal considerations we deem relevant, we are of the opinion that:

1. No Governmental Approval is required for the VEBA to execute and deliver the Underwriting Agreement and for the sale of the Shares by the VEBA thereunder, except such as (i) have been made or obtained prior to the date hereof, (ii) may be required under state securities or “blue sky” laws of any jurisdiction, as to which we express no opinion or (iii) may be required under Section 16 of the Securities Exchange Act of 1934, as amended.

2. Neither the execution and delivery by the VEBA of the Underwriting Agreement, the sale of the Shares by the VEBA thereunder, nor the performance by the VEBA of its obligations in the Underwriting Agreement results in a breach or violation of any Applicable Law (but we express no opinion relating to the United States federal securities laws or any state securities or “blue sky” laws of any jurisdiction).

3. If the Shares are credited to the securities accounts (as defined in §8-501(a) of the NY UCC) of the Underwriters for value (within the meaning of §8-501(b) of the NY UCC) and without notice (within the meaning of §8-105 of the NY UCC) of an adverse claim (as defined in §8-102(a)(1) of the NY UCC) to the securities represented thereby, the Underwriters will acquire a “security entitlement” (within the meaning of §8-501(b) of the NY UCC) with respect to such Shares and no action based on any adverse claim (as so defined) may be asserted against the Underwriters with respect to such security entitlement.

With respect to paragraph 3 above, we assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede & Co. or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and Applicable Law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC. We also assume that each endorsement, instruction and entitlement order, as such terms are defined in Section 8-102(a) of the UCC, is effective in accordance with Section 8-107 of the UCC. Also, with respect to paragraph 3 above, we express no opinion as to the effect of any rule adopted by any clearing corporation, as defined in Section 8-102(a) of the UCC, governing rights and obligations among such clearing corporation and its participants.

For the purposes of this opinion, (i) the term “Applicable Law” means laws, rules and regulations of any Governmental Authority which, in our experience, are normally applicable to the type of transactions contemplated by the Underwriting Agreement; (ii) the term “Governmental Authority“ means any United States federal or State of New York administrative, judicial or other governmental agency, authority, tribunal or body; and (iii) the term “Governmental Approval” means any consent, authorization, approval or order of, or registration, qualification or filing with, any Governmental Authority under Applicable Law.

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The foregoing opinions are limited to matters involving the law of the State of New York and the federal law of the United States. This opinion is furnished to you in your capacity as the Representatives of the Underwriters, and is solely for the benefit of the Underwriters in connection with the closing of the sale of the Shares by the VEBA under the Underwriting Agreement occurring today and may not be used, quoted, relied upon or otherwise referred to by any other person or for any other purpose without our express written consent in each instance. We disclaim any obligation to update anything herein for events occurring after the date hereof.

Very truly yours,

Milbank, Tweed, Hadley & McCloy LLP

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EXHIBIT B-1

OPINION OF COUNSEL FOR THE UNDERWRITERS

Citigroup Global Markets Inc.

Barclays Capital Inc.

As Representatives of the several Underwriters named in

the Underwriting Agreement referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

We have acted as counsel for you and the other several Underwriters named in Schedule III to the Underwriting Agreement dated February 27, 2018 (the “Underwriting Agreement”) with General Motors Company, a Delaware corporation (the “Company”), and the selling shareholder named therein (the “Selling Shareholder”) under which you and such other Underwriters have severally agreed (i) to purchase from the Selling Shareholder an aggregate of 40,000,000 shares (the “Shares”) of common stock, par value $0.01 per share, of the Company, and (ii) to sell to the Company 2,518,257 of such Shares.

We have examined originals or copies of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

We have also reviewed the Company’s registration statement on Form S-3 (File No. 333-215924) (including the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be sold from time to time by the Selling Shareholder and the prospectus dated February 7, 2017 (the “Basic Prospectus” relating to the Shelf Securities, and have participated in the preparation of the preliminary prospectus supplement dated February 27, 2018 relating to the Shares, the free writing prospectus filed with the Commission on February 27, 2018 and the prospectus supplement dated February 27, 2018

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relating to the Shares (the “Prospectus Supplement”). The registration statement became effective under the Act upon the filing of the registration statement with the Commission on February 7, 2017 pursuant to Rule 462(e). The Basic Prospectus, as supplemented by the Prospectus Supplement, including the Incorporated Documents, in the form first used to confirm sales of the Shares (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Shares under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.”

In rendering the opinions expressed herein, we have, without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting, (iv) all signatures on all documents that we reviewed are genuine, (v) all natural persons executing documents had and have the legal capacity to do so, (vi) all statements in certificates of public officials and officers of the Company that we reviewed were and are accurate and (vii) all representations made by the Company as to matters of fact in the documents that we reviewed were and are accurate.

Based upon the foregoing, and subject to the additional assumptions and qualifications set forth below, we are of the opinion that the Underwriting Agreement has been duly authorized, executed and delivered by the Company.

We have considered the statements included in the Prospectus under the captions “Overview of Our Capital Stock,” “Description of Our Common Stock” and “Underwriting” insofar as they summarize provisions of the certificate of incorporation and by-laws of the Company and the Underwriting Agreement. In our opinion, such statements fairly summarize these provisions in all material respects.

We are members of the Bar of the State of New York, and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware, except that we express no opinion as to any law, rule or regulation that is applicable to the Company, the Underwriting Agreement or Shares or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to the Underwriting Agreement or any of its affiliates due to the specific assets or business of such party or such affiliate.

This opinion is rendered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This opinion may not be relied upon by you or the other several Underwriters for any other purpose or relied upon by any other person (including any person acquiring Shares from the several Underwriters) or furnished to any other person without our prior written consent.

Very truly yours,

Davis Polk & Wardwell LLP

9

EXHIBIT B-2

RULE 10B-5 STATEMENT OF COUNSEL FOR THE UNDERWRITERS

Citigroup Global Markets Inc.

Barclays Capital Inc.

As Representatives of the several Underwriters named in

the Underwriting Agreement referred to below

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

We have acted as counsel for you and the other several Underwriters named in Schedule III to the Underwriting Agreement dated February 27, 2018 (the “Underwriting Agreement”) with General Motors Company, a Delaware corporation (the “Company”), and the selling shareholder named therein (the “Selling Shareholder”) under which you and such other Underwriters have severally agreed (i) to purchase from the Selling Shareholder an aggregate of 40,000,000 shares (the “Shares”) of common stock, par value $0.01 per share, of the Company and (ii) to sell to the Company 2,518,257 of such Shares.

We have also reviewed the Company’s registration statement on Form S-3 (File No. 333-215924) (including the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be sold from time to time by the Selling Shareholder and have participated in the preparation of the preliminary prospectus supplement dated February 27, 2018 (the “Preliminary Prospectus Supplement”) relating to the Shares, the free writing prospectus filed with the Commission on February 27, 2018 (the “Free Writing Prospectus”) and the prospectus supplement dated February 27, 2018 relating to the Shares (the “Prospectus Supplement”). The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus (including the Incorporated Documents) dated February 7, 2017 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the Preliminary Prospectus Supplement, together with the Free Writing Prospectus and the information set forth in Schedule I to the Underwriting Agreement for the Shares are hereinafter referred to as the “Disclosure Package.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Shares (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Shares under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.”

We have, without independent inquiry or investigation, assumed that all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting.

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or quantitative information. Furthermore, many determinations involved in the preparation of the Registration Statement, the Disclosure Package and the Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion separately delivered to you today in respect of certain matters under the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. As a result, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus, and we have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished in such documents (except to the extent expressly set forth in our opinion letter separately delivered to you today as to statements included in the Prospectus under the captions “Overview of Our Capital Stock,” “Description of Our Common Stock” and “Underwriting”). However, in the course of our acting as counsel to you in connection with the review of the Registration Statement, the Disclosure Package and the Prospectus, we have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification. We have also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

On the basis of the information gained in the course of the performance of the services rendered above, but without independent check or verification except as stated above:

(i) the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and

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(ii) nothing has come to our attention that causes us to believe that, insofar as relevant to the offering of the Shares:

(a) on the date of the Underwriting Agreement, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(b) at 5:30 P.M. New York City time on February 27, 2018, the Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c) the Prospectus as of the date of the Underwriting Agreement or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In providing this letter to you and the other several Underwriters, we have not been called to pass upon, and we express no view regarding, the financial statements or financial schedules or other financial or accounting data included in the Registration Statement, the Disclosure Package or the Prospectus. In addition, we express no view as to the conveyance of the Disclosure Package or the information contained therein to investors.

This letter is delivered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This letter may not be relied upon by you or the other several Underwriters for any other purpose or relied upon by any other person (including any person acquiring Shares from the several Underwriters) or furnished to any other person without our prior written consent.

Very truly yours,

Davis Polk & Wardwell LLP

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EXHIBIT C-1

FORM OF SELLING SHAREHOLDER LOCK-UP AGREEMENT

                , 2018

Citigroup Global Markets Inc.

Barclays Capital Inc.

As Representatives for the several Underwriters

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that each of Citigroup Global Markets Inc. and Barclays Capital Inc. (the “Representatives”) on behalf of itself and the Underwriters (as defined below), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with General Motors Company, a Delaware corporation (the “Company”), and the Selling Shareholder named therein, providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives (the “Underwriters”), of 40,000,000 shares (the “Shares”) of the $0.01 par value common stock of the Company (the “Common Stock”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the shares of Common Stock, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives, the undersigned will not, during the period commencing on the date on which the Underwriting Agreement is executed by the Company and each of the Representatives and ending 90 days after the date of the final prospectus supplement relating to the Public Offering, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including without limitation, shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock or such other securities convertible into or exercisable or exchangeable for shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise; or (3) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock, in each case other than (A) the shares of Common Stock to be sold by the undersigned pursuant to the Underwriting Agreement, (B) sales, transfers or other dispositions of shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock pursuant to sales plans pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934 (the “Exchange Act”), (C) if the undersigned is a natural person, transfers of shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent, (D) transfers of shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock as a bona fide gift or gifts, (E) if the undersigned is a natural person, transfers of shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock to any trust, partnership or limited liability company for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (F) distributions of shares of Common Stock to members, limited partners, stockholders or creditors of the undersigned, and (G) transfers of shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock to (i) the Company or (ii) a corporation, partnership, limited liability company or other entity that is a controlled or managed affiliate of the undersigned or controls or manages the undersigned or is under common control with the undersigned; provided that in the case of any transfer or distribution pursuant to clause (C), (D), (E), (F) or (G), each such transferee shall execute and deliver to the Representatives a lock-up letter in the form of this paragraph for the remainder of the lock-up period. As used herein, the term “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors or assigns of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if such Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

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The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature Page Follows]

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UAW RETIREE MEDICAL BENEFITS TRUST

By:	BROCK FIDUCIARY SERVICES LLC, AS INDEPENDENT FIDUCIARY TO THE UAW RETIREE MEDICAL BENEFITS TRUST (SOLELY FOR THE BENEFIT OF THE GM SEPARATE RETIREE ACCOUNT)

Name:	Alain Lebec
Title:	Senior Managing Director